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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                  May 23, 2002
                                 Date of Report
                        (Date of earliest event reported)



                                 PENTACON, INC.
             (Exact name of registrant as specified in its charter)


Delaware                               001-13931                      76-0531585
(State or other jurisdiction     (Commission File Number)       (I.R.S. Employer
of incorporation)                                            Identification No.)

                              21123 Nordhoff Street
                          Chatsworth, California 91311
          (Address of principal executive offices, including zip code)


                                 (818) 727-8000
              (Registrant's telephone number, including area code)


                                 Not Applicable
                        (Former name and former address,
                          if changed since last report)

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ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

         Not applicable to this filing.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

         Not applicable to this filing.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

         On May 23, 2002 Pentacon, Inc., and substantially all of its subsidiaries (the "Debtors") filed a Joint Chapter 11 Plan of Debtors (the "Plan") in the United States Bankruptcy Court for the Southern District of Texas, Corpus Christi Division (the "Bankruptcy Court"). The Plan sets forth the treatment of the Debtors' creditors and its other interest holders. The Plan may be modified and is subject to the approval of the Bankruptcy Court.

         In connection with the Plan, Debtors entered into an asset purchase agreement with Anixter International, Inc. (the "Asset Purchase Agreement"). Under the Asset Purchase Agreement, Anixter International, Inc. will purchase substantially all of the Debtors' assets for $121 million, plus the assumption of Debtors' trade accounts payable and other specified liabilities. The purchase price is subject to an adjustment for changes in net assets, as described in the Asset Purchase Agreement. In addition, HYI Investments, L.L.C. and Bennett Management Corporation entered into a First Amendment to Restructuring Agreement agreeing to support the Plan. The Asset Purchase Agreement is also subject to approval of the Bankruptcy Court.

         This Form 8-K is not to be construed as an offer to sell any security or a solicitation of an offer to purchase a security nor should this form be construed as a solicitation of votes on the Plan. For a further description of the Plan, the Asset Purchase Agreement and the First Amendment to Restructuring Agreement please read the documents filed herewith.

The proposed disclosure statement regarding such Plan has not been approved by the Bankruptcy Court as containing adequate information under Bankruptcy Code section 1125(b) for use in the solicitation of acceptances or rejections of the chapter 11 Plan described herein. Accordingly, the filing and dissemination of this Form 8-K is not intended to be, and should not in any way be construed as, a solicitation of votes on the Plan, nor should the information contained in the disclosure statement be relied on for any purpose before a determination by the Bankruptcy Court that the proposed disclosure statement contains adequate information.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS.

         Not applicable to this filing.

ITEM 5. OTHER EVENTS.

         Not applicable to this filing.

ITEM 6. RESIGNATION OF REGISTRANT'S DIRECTORS.

         Not applicable to this filing.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

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         Not applicable to this filing.

(b) PRO FORMA FINANCIAL INFORMATION.

         Not applicable to this filing.

(c) EXHIBITS.

         2.1 Joint Chapter 11 Plan of Debtors filed in the Bankruptcy Court on May 23, 2002.

         10.1 Asset Purchase Agreement by and between Anixter International Inc. and Pentacon, Inc. and certain of its subsidiaries.

         10.2 First Amendment to Restructuring Agreement by and between Pentacon, Inc., HYI Investments L.L.C. and Bennett Management Corporation.

         99.1     Copy of Pentacon, Inc.'s Press Release dated May 23, 2002

ITEM 8. CHANGE IN FISCAL YEAR.

         Not applicable to this filing.

ITEM 9. REGULATION FD DISCLOSURE.

         Not applicable to this filing.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       PENTACON, INC.

                                       By: /s/ Jay McFadyen
                                          ------------------------------------
Dated:  May 24, 2002                       Jay McFadyen, General Counsel